UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Address of principal executive offices) (Zip code)

CT Corporation System
155 Federal St., Suite 700, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code: (619) 588-9700

Date of fiscal year end: November 30

Date of reporting period: November 30, 2020

Item 1. Report to Stockholders.

ANNUAL REPORT
November 30, 2020
TICKER TFCGX

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling or sending an email request.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or send-
ing an email request. Your election to receive reports in paper will apply to all funds held with the fund com-
plex/your financial intermediary.

Taylor Frigon Core Growth Fund Annual Report November 30, 2020 (Unaudited)

For the year ended November 30, 2020, the Taylor Frigon Core Growth Fund (the “Fund”) significantly outperformed S&P Mid Cap 400® Index, S&P Small Cap 600® Index and the S&P 500® Index (the “S&P 500”). For the fiscal year the Fund returned 64.93% whereas its primary benchmark, the S&P Mid Cap 400® Index, earned 9.70% . In a year that will certainly go down in history as one of the most challenging for portfolio managers to navigate, given the impact the COVID-19 virus and the reaction from governments around the world, such significant outperformance is of particular note.

Volatility that can only be described as “wild” became the norm and investors were simply shell-shocked when trying to determine what might be the next shoe to drop in dealing with the situation. Nonetheless, the reason for the outperformance of the Fund versus the benchmark S&P Mid Cap 400® Index was similar to last year in that it primarily came from strong performance in the healthcare and technology sectors versus the overall index itself. Obviously, given the heavy exposure the Fund has to those two sectors, it is not surprising the impact on the Fund was significant. However, it is notable that within technology, technology services companies were the strongest performer and within healthcare, medical technology companies were strongest.

In general, small and mid-sized companies underperformed larger companies in the general market. However, such was not the case in the Fund as some of the best returns for the fiscal year came from the smallest companies in our portfolio. Israeli-based Fiverr International, Ltd. (4.09%), a platform for free-lancers to offer their services to enterprises, grew a whopping 657% after recently coming public. Another Israeli-based small cap company, and stalwart last year, Compugen, Ltd. (2.85%), a bio-pharma company, advanced over 110%, and Vapotherm, Inc. (2.07%), based in New Hampshire and a maker of innovative respiratory-care devices gained over 127%. And yet another Israeli-based company Kornit Digital (4.47%) returned 147%. Each of these were small cap companies and were the greatest contributors to returns in the Fund.

Of the larger companies in the Fund, Phoenix-based Carvana, Inc. (5.01%), an online used car retailer, was up over 162%, beating last year’s 120% gain. Software star Twilio, Inc. (2.82%) from San Francisco added another year of great performance up 209% and Nvidia, Inc. based in Santa Clara, CA. returned 147% to round out the top large cap performers for the year.

Once again, these top performers are a good indication that the Fund was favorably impacted by a very broad mix of companies representing a very diverse set of industries and primarily company-specific factors were the primary reasons for outperformance.

QuickLogic Corporation (0.74%) was down again in 2020 as it returned a negative 21% for the fiscal year. The company is a provider of analog and mixed-signal semiconductors for communications and data center markets and, in our opinion, it continues to be positioned in front of fertile fields and therefore, remains in the Fund despite the difficult environment related to the COVID-19 lockdowns. Zuora,Inc. (1.90%), based in San Francisco, and a provider of software for subscription accounting, was down over 28% for the fiscal year. Myriad Genetics, which has been removed from the Fund, was down over 30% for the fiscal year. And the worst performer for the fiscal year, Micro-Vision, Inc., which has also been removed from the Fund, was down over 73%.

As we turn to what’s ahead in 2021, we are excited about the fact that the Fund continues to be filled with many companies that we believe are very early in their lifecycles in spite of how well they have done lately. We continue to see the most significant exposure, and thus the most significant opportunities in the information technology and healthcare technology areas.

2020 Annual Report 1

As we have stated previously, it is crucial to understand that while those sectors are highly concentrated, the Fund continues to be represented by significant diversity amongst the underlying industries. The significant outperformance the Fund has experienced, in our opinion, is directly related to our focus on companies that can perform well in difficult environments. Companies that provide needed services for people and enterprises have been rewarded in these difficult times and we believe those types of companies are well represented in the Fund.

We believe our narrative-based investment approach that seeks to identify the trends that will drive economic growth in the coming years has proven resilient. Those narratives are centered around technological innovation in areas like business efficiency software, mobile communications and connectivity, home-based healthcare services and technology, financial technology that allows people and institutions to transact business more safely and effectively, just to name a few.

With the significant amount of economic stimulus that has resulted from reaction to the COVID-19 virus, it seems likely that the current investment climate will continue into 2021. However, the massive amount of stimulus and the price tag that comes with it does give us pause and underscores how important it is to look carefully at the underlying businesses in which our companies participate. This “business-based” approach to investing is a hallmark of the strategy deployed by the Taylor Frigon Core Growth Fund and, we believe, will be that path to future success.

Thank you for your continued support as a shareholder and we look forward to our next update.

Sincerely,

Gerry Frigon
Portfolio Manager

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investors shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-897-4821.

The Taylor Frigon Core Growth Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-888-897-4821. Distributed by Rafferty Capital Markets, LLC-Garden City, NY 11530.

2020 Annual Report 2

Taylor Frigon Core Growth Fund (Unaudited)

PERFORMANCE INFORMATION

November 30, 2020 NAV $25.38

Average Annual Total Returns for the Periods ended November 30, 2020

			Since
	1 Year(A)	3 Years(A)	Inception(A)
Taylor Frigon Core Growth Fund	64.93%	28.95%	27.96%
S&P Mid Cap 400® Index (B)	9.70%	6.26%	8.47%
S&P 500® Index (C)	17.46%	13.17%	14.88%

Annual Fund Operating Expense Ratio (from 3/27/2020 Prospectus): 1.45%

The Fund’s expense ratio for the fiscal year ended November 30, 2020 can be found in the financial highlights included within this report.

(A)1 Year, 3 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The Taylor Frigon Core Growth Fund commenced operations on December 27, 2016.

(B)The S&P Mid Cap 400® Index measures the performance of the midcapitalization segment of the U.S. equity universe. The Index is a capitalization weighted index composed of 400 domestic common stocks.

(C)The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-897-4821. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THE FUND'S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2020 Annual Report 3

Taylor Frigon Core Growth Fund (Unaudited)

Taylor Frigon Core Growth Fund by Sectors (as a percentage of Net Assets) November 30, 2020

* Net Cash represents cash and other assets in excess of liabilities.

Availability of Quarterly Schedule of Investments

The Fund publicly files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Proxy Voting Guidelines

Taylor Frigon Capital Management, LLC, the Fund’s investment adviser (“Adviser”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.taylorfrigonfunds.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent period ended June 30th, is available without charge, upon request, by calling our toll free number (1-888-897-4821). This information is also available on the SEC’s website at http://www.sec.gov.

2020 Annual Report 4

Expense Example (Unaudited)

Shareholders of this Fund incur ongoing costs consisting of management and service fees. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. If shares are redeemed within 90 days or less of purchase from the Fund, the shares are subject to a 2% redemption fee. Additionally, your account will be indirectly subject to the expenses of any underlying funds. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on June 1, 2020 and held through November 30, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or the charges assessed by Mutual Shareholder Services, LLC as described above and expenses of any underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	June 1, 2020 to
	June 1, 2020	November 30, 2020	November 30, 2020

Actual	$1,000.00	$1,402.99	$8.71

Hypothetical	$1,000.00	$1,017.75	$7.31
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

2020 Annual Report 5

Taylor Frigon Core Growth Fund
		Schedule of Investments
		November 30, 2020
Shares		Fair Value	% of Net Assets
COMMON STOCKS

Biological Products (No Diagnostic Substances)
98,741	Compugen Ltd. * (Israel)	$1,267,834	2.85%
Communications Equipment, NEC
29,831	Napco Security Technologies, Inc. *	909,846	2.05%
Computer Communications Equipment
1,583	Arista Networks, Inc. *	428,518
10,219	Silicom Ltd. * (Israel)	397,315
		825,833	1.86%
Computer Peripheral Equipment, NEC
43,981	Radcom Ltd. * (Israel)	406,824	0.92%
Computer Storage Devices
41,581	Pure Storage, Inc. - Class A *	759,685	1.71%
Electromedical & Electrotherapeutic Apparatus
17,600	InMode Ltd. * (Israel)	758,208	1.71%
Electronic Components, NEC
25,081	Impinj, Inc. *	1,048,135	2.36%
Finance Services
15,445	Green Dot Corporation - Class A *	827,234	1.86%
In Vitro & In Vivo Diagnostic Substances
1,593	IDEXX Laboratories, Inc. *	734,341	1.65%
Industrial Organic Chemicals
45,572	Codexis, Inc. *	843,993	1.90%
Orthopedic, Prosthetic & Surgical Appliances & Supplies
5,796	Edwards Lifesciences Corporation *	486,226	1.09%
Printed Circuit Boards
59,281	Nano Dimension Ltd. **	379,398	0.85%
Printing Trades Machinery & Equipment
23,549	Kornit Digital Ltd. * (Israel)	1,986,829	4.47%
Radio & TV Broadcasting & Communications Equipment
47,698	Airgain, Inc. *	633,430
205,619	Vuzix Corporation *	894,443
		1,527,873	3.44%
Retail - Auto Dealers & Gasoline Stations
6,745	CarMax, Inc. *	630,523
8,905	Carvana Co. - Class A *	2,228,120
		2,858,643	6.44%
Retail - Shoe Stores
25,240	Boot Barn Holdings, Inc. *	1,041,402	2.34%
Semiconductors & Related Devices
2,653	Monolithic Power Systems, Inc.	848,854
114,040	QuickLogic Corporation *	327,295
43,351	Tower Semiconductor Ltd. * (Israel)	1,060,366
		2,236,515	5.04%
Services - Business Services, NEC
9,071	Fiverr International Ltd. * (Israel)	1,817,194
17,657	Radware Ltd. * (Israel)	445,133
37,752	Repay Holdings Corporation - Class A *	910,956
		3,173,283	7.14%
Services - Computer Integrated Systems Design
27,759	Ebix, Inc.	944,084	2.12%
Services - Computer Processing & Data Preparation
110,482	Zix Corporation *	795,470	1.79%

* Non-Income Producing Security. ** ADR - American Depositary Receipt. The accompanying notes are an integral part of these financial statements.

2020 Annual Report 6

Taylor Frigon Core Growth Fund
		Schedule of Investments
		November 30, 2020
Shares		Fair Value	% of Net Assets
COMMON STOCKS

Services - Computer Programming Services
2,605	EPAM Systems, Inc. *	$839,670	1.89%
Services - Computer Programming, Data Processing, Etc.
1,557	FactSet Research Systems Inc.	519,664
3,398	Wix.com Ltd. * (Israel)	867,951
		1,387,615	3.12%
Services - Help Supply Services
12,438	TTEC Holdings, Inc.	841,555	1.89%
Services - Miscellaneous Business Services
14,281	NV5 Global, Inc. *	1,043,941	2.35%
Services - Prepackaged Software
7,423	Alteryx, Inc. - Class A *	889,572
1,646	Coupa Software Incorporated *	541,386
4,085	CyberArk Software Ltd. * (Israel)	469,244
76,132	Grid Dynamics Holdings, Inc. - Class A *	821,464
3,381	NICE Ltd. **	824,017
2,884	Splunk Inc. *	588,855
3,916	Twilio Inc. - Class A *	1,253,473
74,016	Zuora, Inc. - Class A *	843,042
		6,231,053	14.03%
Surgical & Medical Instruments & Apparatus
123,214	Apyx Medical Corporation *	942,587
16,100	Glaukos Corporation *	1,086,428
7,024	NovoCure Limited (Jersey) *	882,566
36,575	Vapotherm, Inc. *	920,227
		3,831,808	8.63%
Telephone & Telegraph Apparatus
105,838	Akoustis Technologies, Inc. *	805,427
30,189	AudioCodes Ltd. (Israel)	844,386
		1,649,813	3.71%
X-Ray Apparatus & Tubes & Related Irradiation Apparatus
31,053	Nano-X Imaging Ltd. (Israel) *	1,903,549	4.28%
Total for Common Stocks (Cost $23,859,579)		41,540,660	93.49%
Total Investment Securities		41,540,660
	(Cost $23,859,579)
Other Assets in Excess of Liabilities		2,890,917	6.51%
Net Assets		$44,431,577	100.00%

* Non-Income Producing Security. ** ADR - American Depositary Receipt. The accompanying notes are an integral part of these financial statements.

2020 Annual Report 7

Taylor Frigon Core Growth Fund

Statement of Assets and Liabilities
November 30, 2020

Assets:
Investment Securities at Fair Value	$41,540,660
(Cost $23,859,579)
Cash	2,936,252
Dividends Receivable	3,281
Total Assets	44,480,193
Liabilities:
Management Fees Payable	33,528
Service Fees Payable	15,088
Total Liabilities	48,616
Net Assets	$44,431,577

Net Assets Consist of:
Paid In Capital	$24,798,499
Total Distributable Earnings	19,633,078
Net Assets, for 1,750,989 Shares Outstanding	$44,431,577
(Unlimited shares authorized)
Net Asset Value and Offering Price Per Share
($44,431,577/1,750,989 shares)	$25.38
Redemption Price * ($25.38 x 0.98) (Note 2)	$24.87

Statement of Operations
For the fiscal year ended November 30, 2020

Investment Income:
Dividends (Net of Foreign Withholding Taxes of $1,333)	$31,469
Total Investment Income	31,469
Expenses:
Management Fees (Note 4)	282,823
Service Fees (Note 4)	127,271
Total Expenses	410,094

Net Investment Income/(Loss)	(378,625)

Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Gain/(Loss) on Investments	2,498,128
Net Change in Unrealized Appreciation/(Depreciation) on Investments	14,287,903
Net Realized and Unrealized Gain/(Loss) on Investments	16,786,031

Net Increase/(Decrease) in Net Assets from Operations	$16,407,406

* Reflects a 2% redemption fee if shares are redeemed within 90 days or less of purchase.

The accompanying notes are an integral part of these financial statements.

2020 Annual Report 8

Taylor Frigon Core Growth Fund

Statements of Changes in Net Assets
	12/1/2019	12/1/2018
	to	to
	11/30/2020	11/30/2019
From Operations:
Net Investment Income/(Loss)	$(378,625)	$(198,872)
Net Realized Gain/(Loss) on Investments	2,498,128	433,178
Net Change in Unrealized Appreciation/(Depreciation) on Investments	14,287,903	1,984,477
Net Increase/(Decrease) in Net Assets from Operations	16,407,406	2,218,783
From Distributions to Shareholders:	(335,783)	(211,884)
From Capital Share Transactions:
Proceeds From Sale of Shares	10,845,955	5,999,654
Proceeds From Redemption Fees (Note 2)	8,557	1,411
Shares Issued on Reinvestment of Dividends	335,783	211,884
Cost of Shares Redeemed	(2,468,927)	(1,050,396)
Net Increase/(Decrease) from Shareholder Activity	8,721,368	5,162,553
Net Increase/(Decrease) in Net Assets	24,792,991	7,169,452
Net Assets at Beginning of Year	19,638,586	12,469,134
Net Assets at End of Year	$44,431,577	$19,638,586
Share Transactions:
Issued	606,242	404,352
Reinvested	21,621	19,071
Redeemed	(131,959)	(70,047)
Net Increase/(Decrease) in Shares	495,904	353,376
Shares Outstanding Beginning of Year	1,255,085	901,709
Shares Outstanding End of Year	1,750,989	1,255,085

Financial Highlights
Selected data for a share outstanding throughout the period:	12/1/2019	12/1/2018		12/1/2017		12/27/2016*
	to	to		to		to
	11/30/2020	11/30/2019		11/30/2018		11/30/2017
Net Asset Value -
Beginning of Period	$15.65	$13.83		$12.28		$10.00
Net Investment Income/(Loss) (a)	(0.25)	(0.18)		(0.17)		(0.12)
Net Gain/(Loss) on Securities (b)
(Realized and Unrealized)	10.23	2.22		1.72		2.40
Total from Investment Operations	9.98	2.04		1.55		2.28
Distributions (From Net Investment Income)	-	-		-		-
Distributions (From Realized Capital Gains)	(0.26)	(0.22)		-		-
Total Distributions	(0.26)	(0.22)		-		-
Proceeds from Redemption Fee (Note 2)	0.01	-	+	-	+	-	+
Net Asset Value -
End of Period	$25.38	$15.65		$13.83		$12.28
Total Return (c)	64.93%	15.43%		12.62%		22.80%	**
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$44,432	$19,639		$12,469		$6,129
Ratio of Expenses to Average Net Assets	1.45%	1.45%		1.45%		1.45%	***
Ratio of Net Investment Income/(Loss) to Average Net Assets	(1.34)%	(1.27)%		(1.27)%		(1.17)%	***
Portfolio Turnover Rate	28.92%	14.73%		26.99%		5.61%	**

* Commencement of Operations.
** Not Annualized.
*** Annualized.
+ Less than $0.005.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of
Operations due to share transactions for the period.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.

2020 Annual Report 9

NOTES TO THE FINANCIAL STATEMENTS
TAYLOR FRIGON CORE GROWTH FUND
November 30, 2020

1.) ORGANIZATION
The Taylor Frigon Core Growth Fund (the “Fund”) was organized as a diversified series of PFS Funds (the “Trust”) on December 7, 2016 and commenced operations on December 27, 2016. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated as of January 20, 2011. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of November 30, 2020, there were thirteen series authorized by the Trust. The Fund’s objective is to seek long-term capital appreciation. The investment adviser to the Fund is Taylor Frigon Capital Management, LLC (the “Adviser”).

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION
All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION
The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days or less of purchase. During the fiscal year ended November 30, 2020, proceeds from redemption fees were $8,557.

FEDERAL INCOME TAXES
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended November 30, 2020, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. The differences between book and tax basis are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in

2020 Annual Report 10

Notes to the Financial Statements - continued

nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, result of operations, or net asset value per share of the Fund. As of November 30, 2020, the following adjustment was recorded and was primarily attributed to the reclassification of net investment loss:

Paid In Capital	($18,601)
Total Distributable Earnings	$18,601

USE OF ESTIMATES
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

EXPENSES
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

OTHER
The Fund records security transactions based on a trade date for financial reporting purposes. Dividend income is recognized on the ex-dividend date, and interest income, if any, is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) INVESTMENT SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices in active markets included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is gener-

2020 Annual Report 11

Notes to the Financial Statements - continued

ally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no standard procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of November 30, 2020:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$41,540,660	$0	$0	$41,540,660

The Fund did not hold any Level 3 assets during the fiscal year ended November 30, 2020.

The Fund did not invest in derivative instruments during the fiscal year ended November 30, 2020.

4.) INVESTMENT ADVISORY AGREEMENT
The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Adviser. The Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment, and executive personnel necessary for managing the Fund and pays the operating expenses of the Fund excluding management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, fees and expenses of acquired funds, fees pursuant to Rule 12b-1 distribution plans, and extraordinary or non-recurring expenses. For its services, the Adviser receives an investment management fee equal to 1.00% of the average daily net assets of the Fund.

As a result of the above calculation, for the fiscal year ended November 30, 2020, the Adviser earned management fees totaling $282,823. At November 30, 2020, the Fund owed the Adviser management fees of $33,528.

Additionally, the Fund has a Services Agreement with the Adviser (the “Services Agreement”). Under the Services Agreement the Adviser receives an additional fee of 0.45% of the average daily net assets up to $100 million, and 0.25% of such assets in excess of $100 million and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, 12b-1 fees (if any), taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses.

For the fiscal year ended November 30, 2020, the Adviser earned services fees of $127,271. At November 30, 2020, the Fund owed the Adviser services fees of $15,088.

5.) RELATED PARTY TRANSACTIONS
Jeffrey R. Provence of Premier Fund Solutions, Inc. (the “Administrator”) also serves as trustee/officer of the Fund. Mr. J. Provence, as an owner of the Administrator, receives benefits from the administration fees paid by the Adviser.

The Trustees who are not interested persons of the Fund were each paid $1,500, for a total of $4,500, in Trustees’ fees for their services to the Fund for the fiscal year ended November 30, 2020. These fees were paid by the Adviser.

2020 Annual Report 12

Notes to the Financial Statements - continued

6.) PURCHASES AND SALES OF SECURITIES
For the fiscal year ended November 30, 2020, purchases and sales of investment securities other than short-term investments and U.S. Government obligations aggregated $13,230,173 and $7,804,662, respectively.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of that fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2020, Charles Schwab & Co., Inc. (“Schwab”), for the benefit of its customers, held, in aggregate, 83.51% of the shares in the Fund. The Trust does not know whether any underlying accounts held at Schwab, owned or controlled 25% or more of the voting securities of the Fund.

8.) TAX MATTERS
For Federal income tax purposes, the cost of securities owned at November 30, 2020 was $23,906,460. At November 30, 2020, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation/(Depreciation)
$19,259,371	($1,625,171)	$17,634,200

The tax character of distributions was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	November 30, 2020	November 30, 2019
Ordinary Income	$ -0-	$ -0-
Long-term Capital Gain	335,783	211,884
	$ 335,783	$ 211,884

Subsequent to November 30, 2020, there were distributions paid on December 29, 2020 to the shareholders of record on December 28, 2020 of $1.342681 per share from long-term capital gains.

As of November 30, 2020, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Other Accumulated Losses	$(356,677)
Undistributed Long-Term Capital Gains	2,355,555
Unrealized Appreciation on Investments - Net	17,634,200
$19,633,078

As of November 30, 2020, the difference between book and tax basis unrealized appreciation was attributed to the tax treatment of passive foreign investment companies (“PFICs”) and the deferral of wash sales. Under current tax law, late-year ordinary losses incurred after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. As of November 30, 2020, other accumulated losses included deferred late year ordinary losses of $356,677.

9.) CONCENTRATION OF SECTOR RISK
If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of November 30, 2020, the Fund had 46.65% of the value of its net assets invested in stocks within the Information Technology sector.

10.) COVID-19 RISKS
Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in

2020 Annual Report 13

Notes to the Financial Statements - continued

ways that cannot necessarily be foreseen. An outbreak of infectious respiratory illness known as COVID-19, which is caused by a novel coronavirus (SARS-CoV-2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

11.) CASH – CONCENTRATION IN UNINSURED ACCOUNT
For cash management purposes, the Fund may concentrate cash with the Fund’s custodian. This may result in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of November 30, 2020, the Fund held $2,936,252 in cash at US Bank, N. A. that exceeded the FDIC insurance limit of $250,000.

12.) SUBSEQUENT EVENTS
Management has evaluated subsequent events through the date of issuance of these financial statements and has noted no such events except for the December 29, 2020 distributions reported in Note 8 herein.

2020 Annual Report 14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Taylor Frigon Core Growth Fund and
Board of Trustees of PFS Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Taylor Frigon Core Growth Fund (the “Fund”), a series of PFS Funds, as of November 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
January 21, 2021

2020 Annual Report 15

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2020 Annual Report 16

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-888-897-4821. Each Trustee serves until the Trustee sooner dies, resigns, retires, or is removed.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Number of
			Principal	Portfolios In	Other
Name,	Position(s)	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Ross C. Provence,	President	Indefinite Term;	General Partner and Portfolio	N/A	N/A
Year of Birth: 1938		Since 2000	Manager for Value Trend Capital
Management, LP (1995 to current).
Estate planning attorney (1963 to
current).

Jeffrey R. Provence(2),	Trustee,	Indefinite Term;	CEO, Premier Fund Solutions, Inc.	13	Blue Chip
Year of Birth: 1969	Secretary	Since 2000	(2001 to current). General Partner		Investor Funds,
	and		and Portfolio Manager for Value		Meeder Funds
	Treasurer		Trend Capital Management, LP
(1995 to current).

Julian G. Winters,	Chief	Indefinite Term;	Managing Member, Watermark	N/A	N/A
Year of Birth: 1968	Compliance	Since 2010	Solutions LLC (investment compli-
	Officer		ance and consulting) (2007 to cur-
rent).

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

(2) Jeffrey R. Provence is considered an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his position with the Trust.

Independent Trustees

Number of
			Principal	Portfolios In	Other
Name,	Position	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Thomas H. Addis III,	Independent	Indefinite Term;	Executive Director/CEO, Southern	13	None
Year of Birth: 1945	Trustee	Since 2000	California PGA (2006 to current).

Allen C. Brown,	Independent	Indefinite Term;	Law Office of Allen C. Brown, estate	13	Blue Chip
Year of Birth: 1943	Trustee	Since 2010	planning and business attorney		Investor Funds
(1970 to current).

George Cossolias, CPA,	Independent	Indefinite Term;	Partner of CWDL, CPAs (February 1,	13	Blue Chip
Year of Birth: 1935	Trustee	Since 2000	2014 to current). Owner of George		Investor Funds,
			Cossolias & Company, CPAs (1972		Neiman Funds
to January 31, 2014). President of
Lubrication Specialists, Inc. (1996 to
current).

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

2020 Annual Report 17

Investment Adviser
Taylor Frigon Capital Management, LLC

Legal Counsel
Practus, LLP

Custodian
US Bank, N.A.

Distributor
Rafferty Capital Markets, LLC

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.

This report is provided for the general information of the shareholders of the Taylor
Frigon Core Growth Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Taylor Frigon Core Growth Fund
www.taylorfrigonfunds.com
1-888-897-4821

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 11/30/2020	FYE 11/30/2019
Audit Fees	$13,250	$13,250
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$750	$750

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
All Other Fees: Semi-Annual Report Review

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 11/30/2020	FYE 11/30/2019
Registrant	$3,750	$3,750
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Investments.

(a) Not applicable. Schedule filed with Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 2/4/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 2/4/2021

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 2/4/2021